Exhibit 10.7

AMENDED AND RESTATED
FIRST AMENDMENT TO
CALL CENTER SERVICES AGREEMENT
BETWEEN MCI WORLDCOM COMMUNICATIONS, INC.
AND RMH TELESERVICES INC.

            COME NOW MCI WORLDCOM Communications, Inc. (“MCI”) and RMH Teleservices, Inc. (“RMH”), and in consideration of the mutual provisions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby agree to amend the First Amendment to the Call Center Services Agreement between MCI WORLDCOM Communications, Inc. and RMH Teleservices, Inc. effective as of November 28, 2001 (the “First Amendment”), by deleting the contents of the First Amendment in its entirety and replacing it by the contents of this Amended and Restated First Amendment to Call Centers Services Agreement between MCI WORLDCOM Communications, Inc. and RMH Teleservices, Inc., as follows:

            This Amendment is entered into effective November 28, 2001.

1.	By means of this Amendment, the Parties add to the RMH Centers that Center located at 1086 Modeland Road, Sarnia, Ontario, Canada (“Sarnia Center”).

2.	Pursuant to Section 3.1, the Implementation Date for the Sarnia Center is December 1, 2001.

3.	RMH will provide MCI an operational credit for the Sarnia Center of [REDACTED DUE TO REQUEST FOR CONFIDENTIAL TREATMENT] on invoices as directed by MCI.

4.	Pursuant to Section 4.1.1, the Annual Handle Minute Commitment for the Sarnia Center is [REDACTED DUE TO REQUEST FOR CONFIDENTIAL TREATMENT].

5.	Pursuant to Section 4.1.2, the Annual Work Hour Commitment for the Sarnia Center is [REDACTED DUE TO REQUEST FOR CONFIDENTIAL TREATMENT].

6.	Pursuant to Section 4.8, the following Equipment List constitutes MCI Equipment specific to the Nanaimo Center.

Item Qty Cost	Owner
[REDACTED DUE TO REQUEST FOR CONFIDENTIAL TREATMENT]	MCI
[REDACTED DUE TO REQUEST FOR CONFIDENTIAL TREATMENT]	MCI
[REDACTED DUE TO REQUEST FOR CONFIDENTIAL TREATMENT]	MCI
[REDACTED DUE TO REQUEST FOR CONFIDENTIAL TREATMENT]	MCI
[REDACTED DUE TO REQUEST FOR CONFIDENTIAL TREATMENT]	MCI
[REDACTED DUE TO REQUEST FOR CONFIDENTIAL TREATMENT]	MCI
[REDACTED DUE TO REQUEST FOR CONFIDENTIAL TREATMENT]	MCI
[REDACTED DUE TO REQUEST FOR CONFIDENTIAL TREATMENT]	MCI
[REDACTED DUE TO REQUEST FOR CONFIDENTIAL TREATMENT]	MCI
[REDACTED DUE TO REQUEST FOR CONFIDENTIAL TREATMENT]	MCI
[REDACTED DUE TO REQUEST FOR CONFIDENTIAL TREATMENT]	MCI
[REDACTED DUE TO REQUEST FOR CONFIDENTIAL TREATMENT]	MCI
[REDACTED DUE TO REQUEST FOR CONFIDENTIAL TREATMENT]	MCI
[REDACTED DUE TO REQUEST FOR CONFIDENTIAL TREATMENT]	MCI
[REDACTED DUE TO REQUEST FOR CONFIDENTIAL TREATMENT]	MCI

 EXECUTION COPY

[REDACTED DUE TO REQUEST FOR CONFIDENTIAL TREATMENT]	MCI
[REDACTED DUE TO REQUEST FOR CONFIDENTIAL TREATMENT]	MCI
[REDACTED DUE TO REQUEST FOR CONFIDENTIAL TREATMENT]	MCI
[REDACTED DUE TO REQUEST FOR CONFIDENTIAL TREATMENT]	MCI
[REDACTED DUE TO REQUEST FOR CONFIDENTIAL TREATMENT]	MCI
[REDACTED DUE TO REQUEST FOR CONFIDENTIAL TREATMENT]	MCI
[REDACTED DUE TO REQUEST FOR CONFIDENTIAL TREATMENT]	MCI
[REDACTED DUE TO REQUEST FOR CONFIDENTIAL TREATMENT]	MCI
[REDACTED DUE TO REQUEST FOR CONFIDENTIAL TREATMENT]	MCI
[REDACTED DUE TO REQUEST FOR CONFIDENTIAL TREATMENT]	MCI
[REDACTED DUE TO REQUEST FOR CONFIDENTIAL TREATMENT]	MCI

MCI   Cost   Subtotal     [REDACTED DUE TO REQUEST FOR CONFIDENTIAL TREATMENT]

7.	Except as otherwise set forth herein, the terms and conditions contained in the Agreement are unchanged.

8.	This Amendment, together with the Call Center Services Agreement between MCI WORLDCOM Communications, Inc. and RMH Teleservices, Inc. (together the “Agreement”) constitutes the entire agreement between the Parties with respect to the subject matter hereof and all prior agreements and representations of the Parties related to these matters, whether written or oral, are merged herein and shall be of no further force or effect. Notwithstanding the foregoing, this merger clause shall in no way supercede the rights and obligations between the Parties contained in that Call Center Services Agreement between MCI WORLDCOM Communications, Inc. and RMH Teleservices, Inc. effective March 16, 2001, with the exception of the First Amendment effective August 6, 2001, which hereby merges. This Agreement cannot be changed or modified except in writing signed by both Parties.

            IN WITNESS WHEREOF, the Parties have executed this Agreement through their authorized representatives.

RMH TELESERVICES, INC.	MCI WORLDCOM COMMUNICATIONS, INC.

Signature	Signature

Name	Name

Title	Title

EXECUTION COPY

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